SUNAMERICA SERIES TRUST

Supplement to the Prospectus

This supplement replaces in its entirety the previous supplement dated July 9, 2002

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the International Growth and Income Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
International Growth and Income	Putnam	George W. Stairs, CFA, Senior Vice President and Senior Portfolio Manager

Mr. Stairs joined Putnam in 1994 and has 16 years of investment experience. He is responsible for Asia Pacific core equity, international core equity, and international value equity portfolios and is a member of the teams that manage Putnam International Growth Fund and Putnam International Growth and Income Fund.

Pamela R. Holding, CFA, Managing Director and Senior Portfolio Manager

Ms. Holding joined Putnam in 1995 and has 15 years of investment industry experience. She is part of the team that manages Putnam International Growth and Income Fund and Putnam Global Growth and Income Fund.

Dated: September 19, 2002